                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3883

                SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Communications Fund

Semiannual Report to Shareholders

June 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B prior to its inception on January 3, 1995 and for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/04
Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	6.64%	14.41%	-12.91%	-15.31%	7.49%
Class B	6.19%	13.55%	-13.75%	-16.06%	6.60%
Class C	6.18%	13.54%	-13.76%	-16.07%	6.62%
S&P 500 Index+	3.44%	19.11%	-.70%	-2.20%	11.83%

Scudder Flag Investors Communications Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	6.77%	14.69%	-12.62%	-15.06%	-2.93%
S&P 500 Index+	3.44%	19.11%	-.70%	-2.20%	2.22%

Sources: Lipper Inc. and Investment Company Capital Corporation

++ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/04	$ 14.77	$ 13.90	$ 13.91	$ 14.98
12/31/03	$ 13.85	$ 13.09	$ 13.10	$ 14.03

Class A Lipper Rankings - Telecommunication Funds Category as of 6/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	23	of	30	75
3-Year	20	of	28	69
5-Year	8	of	12	62
10-Year	3	of	5	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Communications Fund - Class A [] S&P 500 Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/04
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,783	$6,226	$4,106	$19,405
	Average annual total return	7.83%	-14.61%	-16.31%	6.85%
Class B	Growth of $10,000	$11,055	$6,288	$4,132	$18,952
	Average annual total return	10.55%	-14.33%	-16.20%	6.60%
Class C	Growth of $10,000	$11,354	$6,415	$4,166	$18,987
	Average annual total return	13.54%	-13.76%	-16.07%	6.62%
S&P 500 Index+	Growth of $10,000	$11,911	$9,793	$8,945	$30,585
	Average annual total return	19.11%	-.70%	-2.20%	11.83%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment
[] Institutional Class [] S&P 500 Index+

Yearly periods ended June 30

Comparative Results as of 6/30/04
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $250,000	$286,725	$166,775	$110,550	$208,675
	Average annual total return	14.69%	-12.62%	-15.06%	-2.93%
S&P 500 Index+	Growth of $250,000	$297,775	$244,825	$223,625	$285,675
	Average annual total return	19.11%	-.70%	-2.20%	2.22%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss Scudder Flag Investors Communications Fund's performance, strategy and the market environment during the six-month period ended June 30, 2004.

Q: Will you discuss the investment backdrop for communications stocks during the past six months?

A: The sector performed in line with the broader market, as the telecommunications services stocks in the S&P 500 index rose 3.99% for the period compared with 3.44% for the index as a whole.1 Within the group, there was a sharp divergence in the performance of its various subsectors. Traditional wire-line companies (or regional Bell operating companies) underperformed the first half of 2004. At the same time, wireless companies soared. The wireless telecommunications services stocks in the S&P 500 rose 34.39% for the period, fourth-best among all 111 subsectors within the index. On the other end of the spectrum, media stocks underperformed by a wide margin. In fact, the broadcast and cable TV industry group, which returned -16.47%, was the second-worst performer of the 111 subsectors. Communications equipment stocks, in contrast, produced nice gains. These wide differences in performance help illustrate our view that the communications sector must be viewed as a marketplace of individual companies rather than a single, monolithic group.

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this time?

A: For the six-month period ended June 30, 2004, the fund produced a total return of 6.64%. (Class A shares unadjusted for sales charges. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) As mentioned, the fund's benchmark, the S&P 500 index, returned 3.44%. The average return of the 30 funds in the fund's Lipper Telecommunications Funds peer group was 6.33%.2

2 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. It is not possible to invest directly in an index or category.

We believe our approach to investing, which seeks to take advantage of the broad diversity of the communications industry, added value during a period characterized by widely divergent subsector performance. To take advantage of the wide range of opportunities in communications, we utilize intensive individual company research to find fundamentally sound, attractively valued companies that are likely to generate strong absolute returns over a three-to-five-year horizon. We take a relatively conservative approach compared with most telecom-oriented funds, since we focus on absolute returns rather than relative performance. This means that we do not feel compelled to hold a weighting in areas we expect to underperform for the purpose of keeping the fund's sector weightings in line with a benchmark. We believe this strict focus on individual companies is the most effective approach to investing in the communications sector.

Q: Why does the fund remain underweight in regional Bell operating companies?

A: We believe the traditional wire-line carriers face an unfavorable outlook due to a difficult regulatory environment and lower profit margins brought about by brutal competition. Not only are companies in the industry competing with each other, but they are also losing business to wireless carriers and, more recently voice over Internet protocol (VoIP) as customers are beginning to abandon their land lines altogether. We therefore are limiting the fund's exposure in this area to three companies that boast strong positions within their respective markets: Cincinnati Bell, Inc., Time Warner Telecom, Inc. and Qwest Communications International, Inc. In total, these stocks make up 8.0% of net asset, a low representation of wire-line companies compared with the industry as a whole.

Q: Where have you invested the portfolio instead?

A: We are finding much more attractive opportunities to be among international network operators. Overseas, it is possible to find fixed-line telecoms with better growth opportunities, more-benign regulatory environments and less competition. This is particularly true for companies that serve Latin America, such as Telefonos de Mexico SA de CV, Telefonica de Espana and NII Holdings Inc. We believe the Latin American telecom market is attractive due to the relatively low level of penetration, its rapid growth and the fact that economies in the region have the potential to grow faster than in the developed world. Still, the telecoms that serve these areas are reasonably valued compared with their global peers. We believe this gap will close over time. Another holding of note is Chungwa Telecom Co., LTD. of Taiwan. In our view, this company is run the way a telecom operator should be run: strictly for cash. Its management seeks to maximize cash flow and pay out the majority of its profits to shareholders. In fact, 95% of its earnings are paid out in the form of a dividend, the maximum allowed by Taiwanese law.

Vodafone Group PLC is supported by a similarly positive competitive environment. In France and Germany, for instance, it shares 80% of the wireless market with France Telecom and Deutsche Telecom. With limited competition, it is possible for Vodafone Group PLC to maintain high profit margins and generate strong free cash flows. The company's management remains under scrutiny following its expensive bid for AT&T Wireless (which it was unsuccessful in acquiring), but we believe the long-term outlook for Vodafone is positive.

The fund holds a large weighting in wireless stocks. We made changes within this sector during the period, selling both AT&T Wireless, which was taken over, and Sprint PCS, which recombined with its wire-line counterpart, Sprint FON Group, creating what we saw as a less attractive company. We were able to sell each at a substantial profit. We reallocated the proceeds into Western Wireless Corp. and NII Holdings, Inc., both new holdings. We also continue to hold positions in American Tower, Inc. and Crown Castle International Corp., which combined make up almost 9% of net assets. Both companies lease space on their towers to cell phone operators, which construct nodes in order to extend their service areas and improve reception. Tower companies have benefited as the demand for space has been growing faster than the supply.

An underperformer within the wireless area was Nokia, which was not positioned for the growth in popularity of phones with hot new features such as digital cameras. With its product roster becoming more commoditized, the company was forced to cut prices. We continue to hold Nokia, based on our belief that its management, which historically has executed well, will begin to right the ship by year-end.

Q: How is the fund positioned with respect to the communications equipment sector?

A: We are avoiding this sector for two reasons. First, we are value-oriented investors, and few companies in the group offer compelling valuations. Second, while the equipment area sometimes experiences significant price spikes, its longer-term performance is poor. Since we invest for the long term and do not seek to capitalize on short-term trading opportunities, it is rare for us to have a significant position in this sector. At the times when the more aggressive areas of the market perform well, as was the case in 2003, this positioning will hurt fund performance. But when higher-risk sectors underperform, the fund's smaller weighting in this area generally will prove beneficial. As of the close of the period, the fund held one company in the equipment sector: Adtran, Inc.

Q: Where are you finding opportunities in the media sector?

A: Media stocks, as a group, have performed poorly so far this year due to persistent weakness in the local advertising market, creating an opportunity for us to initiate positions in Cox Radio, Inc. and Gray Television, Inc. at what we believe were attractive valuation levels. Elsewhere in media, cable stocks also represent an opportunity, in our view. The industry has been under pressure due to investor worries that the wire-line companies will emerge as stronger competitors in the broadband arena by laying fiber to households. This concern was fueled when SBC announced in June that it would invest $4-6 billion over the next five years to deliver voice, television and high-speed Internet via fiber. However, our view is that the prices of cable stocks have been discounted too low, as investors have overestimated the level of competition given the amount of money the wire-line companies will be able to spend and the time it would take to significantly expand their use of fiber. Further, cable companies are nearing the end of their investment phase, meaning that they will soon begin to generate higher levels of free cash flow. In light of this, we believe the sector is a source of value. Holdings among cable companies include Cablevision Systems New York Group and Comcast Corp.

Q: Will you comment on the fund's position outside of communications?

A: In general, we move outside of the communications area only when we find opportunities to buy selected stocks at what we believe are inexpensive levels. The presence of these noncore holdings added value for the fund in 2003 and has continued to do so in 2004. Looking ahead, we expect this positioning will continue to mitigate the high relative volatility of the communications sector.

Q: Any closing thoughts?

A: It appears that the second half of the year will bring a great deal of market "noise," with investors focused on broader issues such as interest rates, the US elections and the geopolitical arena. While these factors will of course have an impact on short-term portfolio performance, the stocks we hold in the fund are designed to be long-term investments that will produce attractive gains over a more extended period. Therefore, we will maintain our emphasis on finding what we believe are the most attractive individual companies for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Asset Allocation	6/30/04	12/31/03

Common Stocks	96%	96%
Corporate Bonds	3%	2%
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/04	12/31/03

International Network Operations	25%	24%
Wireless Carriers	25%	24%
Financials	12%	11%
Media	12%	10%
National Carriers	8%	10%
Communication Equipment	8%	6%
Specialty Services	5%	4%
Health Care	3%	2%
Software & Applications	2%	2%
Industrials	-	4%
Regional Carriers	-	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2004 (50.7% of Net Assets)
1. American Tower, Inc. Operator and developer of wireless communications and broadcast towers	6.1%
2. Western Wireless Corp. Provider of wireless communications services	5.9%
3. Telefonos de Mexico SA de CV Provider of telecommunication services	5.7%
4. Telefonica SA Provider of telecommunication services	5.7%
5. Freddie Mac Supplier of mortgage credit	5.0%
6. Vodaphone Group PLC (ADR) Provider of mobile telecommunication services	4.8%
7. Nextel Communications, Inc. "A" Provider of telecommunication services	4.7%
8. R.H. Donnelly Corp. Marketer of yellow pages	4.4%
9. Cincinnati Bell, Inc. Provider of telecommunication services	4.2%
10. ADTRAN, Inc. Manufacturer of high-speed digital transmission	4.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of June 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 93.5%
Communications Equipment 4.2%
ADTRAN, Inc.	460,000	15,350,200
Financials 11.8%
Capital One Finance Corp.	130,000	8,889,400
Erie Indemnity Co. "A" (c)	17,787	832,076
Freddie Mac	291,000	18,420,300
Leucadia National Corp. (c)	103,100	5,124,070
Prudential Financial, Inc.	170,000	7,899,900
The First Marblehead Corp.*	50,000	2,013,000
		43,178,746
Health Care 3.0%
WellPoint Health Networks, Inc.*	98,000	10,976,980
International Network Operations 22.4%
BCE, Inc.	183,274	3,672,811
Chunghwa Telecom Co., Ltd. (ADR)	317,300	5,597,172
First Data Corp.	300,000	13,356,000
Telefonica SA (ADR) (c)	464,100	20,712,783
Telefonos de Mexico SA de CV "L" (ADR) (c)	628,000	20,893,560
Vodafone Group PLC (ADR) (c)	797,620	17,627,402
		81,859,728
Media 11.2%
Cablevision Systems New York Group "A"* (c)	400,000	7,860,000
Comcast Corp. "A"*	126,035	3,532,761
Comcast Corp. Special "A"*	250,000	6,902,500
Cox Radio, Inc. "A"*	350,000	6,083,000
Gray Television, Inc.	703,700	9,774,393
Liberty Media Corp. "A"*	638,956	5,744,214
Liberty Media International, Inc. "A"*	31,947	1,185,234
		41,082,102
National Carriers 8.0%
Cincinnati Bell, Inc.*	3,495,100	15,518,244
Qwest Communications International, Inc.*	2,861,529	10,272,889
Time Warner Telecom, Inc. "A"*	810,496	3,395,978
		29,187,111
Specialty Services 4.4%
R.H. Donnelly Corp.* (c)	372,900	16,310,646
Software & Applications 4.1%
Electronic Data Systems Corp.	440,000	8,426,000
Micromuse, Inc.*	1,000,000	6,690,000
		15,116,000
Wireless Carriers 24.4%
Alamosa Holdings, Inc.	500,000	3,675,000
American Tower, Inc. "A"* (c)	1,464,500	22,260,400
Crown Castle International Corp.*	708,300	10,447,425
Nextel Communications, Inc. "A"* (c)	650,000	17,329,000
NII Holdings, Inc. "B"* (c)	200,000	6,738,000
Nokia Oyj (ADR)	500,000	7,270,000
Western Wireless Corp. "A"* (c)	750,000	21,682,500
		89,402,325
Total Common Stocks (Cost $364,021,196)		342,463,838

Corporate Bonds 3.5%
Communications Equipment
Adelphia Communications Corp., 6.0%, 2/15/2006*	25,000,000	9,562,500
Lucent Technologies, Inc.:
6.45%, 3/15/2029	2,000,000	1,545,000
6.5%, 1/15/2028	2,000,000	1,545,000
Total Corporate Bonds (Cost $15,350,722)		12,652,500

Securities Lending Collateral 12.5%
Daily Assets Fund Institutional, 1.13% (d) (e) (Cost $45,852,310)	45,852,310	45,852,310

Cash Equivalents 1.0%
Scudder Cash Management QP Trust 1.20% (b) (Cost $3,530,998)	3,530,998	3,530,998

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $428,755,226) (a)	110.5	404,499,646
Other Assets and Liabilities, Net	(10.5)	(38,340,460)
Net Assets	100.0	366,159,186

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $431,514,721. At June 30, 2004, net unrealized depreciation for all securities based on tax cost was $27,015,075. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,055,488 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,070,563.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to FInancial Statements). The value of all securities loaned at June 30, 2004 amount to $44,838,831, which is 12.2% of total net assets.
(d) Represents collateral held in connection with securities lending.
(e) Daily Assets Fund Institutional is an affiliate and managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities at value (cost $379,371,918)	$ 355,116,338
Investment in Daily Assets Fund Institutional (cost $45,852,310)	45,852,310
Investment in Scudder Cash Management QP Trust (cost $3,530,998)	3,530,998
Total investment in securities, at value (cost $428,755,226)	404,499,646
Receivable for investments sold	8,807,492
Dividends receivable	215,386
Interest receivable	110,472
Receivable for Fund shares sold	12,909
Other assets	3,584
Total assets	413,649,489
Liabilities
Payable for investments purchased	675,602
Payable upon return of securities loaded	45,852,310
Accrued investment advisory fee	289,454
Other accrued expenses and payables	672,937
Total liabilities	47,490,303
Net assets, at value	$ 366,159,186
Net Assets
Net assets consist of: Accumulated net investment loss	(1,911,057)
Net unrealized appreciation (depreciation) on: Investments	(24,255,580)
Foreign currency related transactions	1,366
Accumulated net realized gain (loss)	(470,858,704)
Paid-in capital	863,183,161
Net assets, at value	$ 366,159,186

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($275,893,401 / 18,684,749 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 14.77
Maximum offering price per share (100 / 94.25 of $14.77)	$ 15.67
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($74,429,511 / 5,354,800 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 13.90
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,250,876 / 1,024,218 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 13.91
Institutional Class Net Asset Value, offering and redemption price per share ($1,585,398 / 105,806 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 14.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $125,321)	$ 1,458,568
Interest	136,716
Interest - Scudder Cash Management QP Trust	36,998
Securities lending income	48,369
Total Income	1,680,651
Expenses: Investment advisory fee	1,736,726
Administrator fee	292,975
Services to shareholders	490,592
Custodian and accounting fees	68,844
Distribution and shareholder servicing fees	849,149
Auditing	31,596
Directors' fees and expenses	17,495
Reports to shareholders	92,054
Registration fees	29,006
Other	4,348
Total expenses, before expense reductions	3,612,785
Expense reductions	(294,396)
Total expenses, after expense reductions	3,318,389
Net investment income (loss)	(1,637,738)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	30,116,754
Net unrealized appreciation (depreciation) during the period on: Investments	(3,361,044)
Foreign currency related transactions	(1,932)
(3,362,976)
Net gain (loss) on investment transactions	26,753,778
Net increase (decrease) in net assets resulting from operations	$ 25,116,040

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income (loss)	$ (1,637,738)	$ (239,890)
Net realized gain (loss) on investment transactions	30,116,754	10,945,309
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,362,976)	65,871,705
Net increase (decrease) in net assets resulting from operations	25,116,040	76,577,124
Fund share transactions: Proceeds from shares sold	18,085,173	14,685,704
Cost of shares redeemed	(62,795,295)	(112,565,618)
Net increase (decrease) in net assets from Fund share transactions	(44,710,122)	(97,879,914)
Increase (decrease) in net assets	(19,594,082)	(21,302,790)
Net assets at beginning of period	385,753,268	407,056,058
Net assets at end of period (including accumulated net investment loss of $1,911,057 and $273,319, respectively)	$ 366,159,186	$ 385,753,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.85	$ 11.27	$ 18.57	$ 26.37	$ 43.65	$ 34.23
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	.01[b]	(.03)[b]	(.05)	.03	.23
Net realized and unrealized gain (loss) on investment transactions	.97	2.57	(7.27)	(7.75)	(14.76)	14.83
Total from investment operations	.92	2.58	(7.30)	(7.80)	(14.73)	15.06
Less distributions from: Net investment income	-	-	-	-	(.09)	(.33)
Net realized gains on investment transactions	-	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	-	(2.55)	(5.64)
Net asset value, end of period	$ 14.77	$ 13.85	$ 11.27	$ 18.57	$ 26.37	$ 43.65
Total Return (%)[c]	6.64d**	22.89[d]	(39.31)[d]	(29.54)[d]	(34.52)	45.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	276	286	302	728	1,240	2,116
Ratio of expenses before expense reductions (%)	1.67*	1.49	1.77	1.39[e]	1.10[f]	.96
Ratio of expenses after expense reductions (%)	1.52*	1.34	1.62	1.24[e]	1.05[f]	.96
Ratio of net investment income (loss) (%)	(.66)*	.13	(.20)	(.22)	.09	.62
Portfolio turnover rate (%)	43*	62	43	14[g]	11[h]	17

Notes to Financial Highlights - Class A

a For the six months ended June 30, 2004 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Class B
Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.09	$ 10.80	$ 17.94	$ 25.66	$ 42.85	$ 33.80
Income (loss) from investment operations: Net investment income (loss)	(.09)[b]	(.07)[b]	(.11)[b]	(.24)	(.23)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.90	2.36	(7.03)	(7.48)	(14.46)	14.58
Total from investment operations	.81	2.29	(7.14)	(7.72)	(14.69)	14.55
Less distributions from: Net investment income	-	-	-	-	(.04)	(.19)
Net realized gains on investment transactions	-	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	-	(2.50)	(5.50)
Net asset value, end of period	$ 13.90	$ 13.09	$ 10.80	$ 17.94	$ 25.66	$ 42.85
Total Return (%)[c]	6.19d**	21.20[d]	(39.80)[d]	(30.90)[d]	(35.04)	44.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	83	87	222	396	593
Ratio of expenses before expense reductions (%)	2.41*	2.24	2.52	2.14[e]	1.85[f]	1.71
Ratio of expenses after expense reductions (%)	2.26*	2.09	2.37	1.99[e]	1.80[f]	1.71
Ratio of net investment income (loss) (%)	(1.40)*	(.62)	(.95)	(.97)	(.68)	(.15)
Portfolio turnover rate (%)	43*	62	43	14[g]	11[h]	17

Notes to Financial Highlights - Class B

a For the six months ended June 30, 2004 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Class C
Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.10	$ 10.81	$ 17.96	$ 25.69	$ 42.88	$ 33.84
Income (loss) from investment operations: Net investment income (loss)	(.09)[b]	(.06)[b]	(.12)[b]	(.25)	(.22)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.90	2.35	(7.03)	(7.48)	(14.47)	14.56
Total from investment operations	.81	2.29	(7.15)	(7.73)	(14.69)	14.54
Less distributions from: Net investment income	-	-	-	-	(.04)	(.19)
Net realized gains on investment transactions	-	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	-	(2.50)	(5.50)
Net asset value, end of period	$ 13.91	$ 13.10	$ 10.81	$ 17.96	$ 25.69	$ 42.88
Total Return (%)[c]	6.18d**	21.18[d]	(39.81)[d]	(30.09)[d]	(35.02)	44.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	15	16	41	73	91
Ratio of expenses before expense reductions (%)	2.41*	2.24	2.52	2.14[e]	1.85[f]	1.70
Ratio of expenses after expense reductions (%)	2.26*	2.09	2.37	1.99[e]	1.80[f]	1.70
Ratio of net investment income (loss) (%)	(1.40)*	(.62)	(.95)	(.97)	(.69)	(.20)
Portfolio turnover rate (%)	43*	62	43	14[g]	11[h]	17

Notes to Financial Highlights - Class C

a For the six months ended June 30, 2004 (Unaudited).
b Based on average shares outstanding during the period.
c Total Return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of any sales charges.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized
Institutional Class
Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 14.03	$ 11.37	$ 18.69	$ 26.47	$ 43.76	$ 34.27
Income (loss) from investment operations: Net investment income (loss)	(.04)[b]	.04[b]	.00[b,c]	.01	.12	.27
Net realized and unrealized gain (loss) on investment transactions	.99	2.62	(7.32)	(7.79)	(14.81)	14.93
Total from investment operations	.95	2.66	(7.32)	(7.78)	(14.69)	15.20
Less distributions from: Net investment income	-	-	-	-	(.14)	(.40)
Net realized gains on investment transactions	-	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	-	(2.60)	(5.71)
Net asset value, end of period	$ 14.98	$ 14.03	$ 11.37	$ 18.69	$ 26.47	$ 43.76
Total Return (%)	6.77d**	23.39[d]	(39.17)[d]	(29.39)[d]	(34.37)	45.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	12	18	28
Ratio of expenses before expense reductions (%)	1.43*	1.30	1.52	1.14[e]	.85[f]	.72
Ratio of expenses after expense reductions (%)	1.28*	1.15	1.37	.99[e]	.80[f]	.72
Ratio of net investment income (loss) (%)	(.42)*	.32	.05	.05	.33	.86
Portfolio turnover rate (%)	43*	62	43	14[g]	11[h]	17

Notes to Financial Highlights - Institutional Class

a For the six months ended June 30, 2004 (Unaudited).
b Based on average shares outstanding during the period.
c Amount is less than $.005.
d Total Return would have been lower had certain expenses not been reduced.
e The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.
f This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
g Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
h Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the securities denominated in foreign currencies. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $498,216,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000) and December 31, 2011 ($3,433,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $81,244,689 and $133,774,410, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.89% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

For the six months ended June 30, 2004, the Advisor had agreed to reimburse the Fund an additional $1,366 for expenses.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $57,002, of which $8,033 is unpaid at June 30, 2004.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2004, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for six months ended June 30, 2004, the Administrator Service Fee aggregated $292,975, of which $292,975 was waived.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SISC aggregated $475,000, of which $515,321 is unpaid at June 30, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2004
Class A	$ 365,386	$ 72,517
Class B	305,700	24,293
Class C	57,123	19,401
	$ 728,209	$ 116,211

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2004	Effective Rate
Class B	$ 101,899	$ 17,940.25%
Class C	19,041	5,126.25%
	$ 120,940	$ 23,066

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2004 aggregated $8,941.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2004, the CDSC for Class B and C shares aggregated $152,488 and $716, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2004, SDI received $24.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee and Executive Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2004, the Fund's custodian fee was reduced by $55 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,094,359	$ 16,499,405	1,008,860	$ 12,283,013
Class B	71,838	1,024,500	132,152	1,518,506
Class C	35,924	509,400	70,339	793,997
Institutional Class	3,441	51,868	8,067	90,188
		$ 18,085,173		$ 14,685,704
Shares redeemed
Class A	(3,042,771)	$ (45,230,035)	(7,141,832)	$ (85,744,439)
Class B	(1,072,279)	(14,980,158)	(1,840,363)	(21,113,131)
Class C	(171,862)	(2,409,732)	(382,583)	(4,411,960)
Institutional Class	(11,584)	(175,370)	(101,040)	(1,296,088)
		$ (62,795,295)		$ (112,565,618)
Net increase (decrease)
Class A	(1,948,412)	$ (28,730,630)	(6,132,972)	$ (73,461,426)
Class B	(1,000,441)	(13,955,658)	(1,708,211)	(19,594,625)
Class C	(135,938)	(1,900,332)	(312,244)	(3,617,963)
Institutional Class	(8,143)	(123,502)	(92,973)	(1,205,900)
		$ (44,710,122)		$ (97,879,914)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	81114L 106	81114L 205	81114L 304	81114L 403
Fund Number	432	632	732	532

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Communications Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Communications Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004